Ivy Funds Variable Insurance Portfolios

Supplement dated July 1, 2015 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2015

and as supplemented May 26, 2015

Effective July 1, 2015, WRIMCO, the Portfolio’s investment adviser, assumed direct investment management responsibilities of Ivy Funds VIP Micro Cap Growth from Wall Street Associates, LLC (Wall Street), the Portfolio’s former investment subadviser. In addition, effective July 1, 2015, John Bichelmeyer assumed investment management responsibilities for Ivy Funds VIP Micro Cap Growth.

Therefore, as of July 1, 2015, all references to Wall Street, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt where they appear in the Prospectus are deleted.

In addition, the following changes to the Prospectus also take effect as of July 1, 2015:

The following replaces the second and third paragraphs of the “Principal Investment Strategies” section for Ivy Funds VIP Micro Cap Growth:

In selecting equity securities for the Portfolio, Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes exhibit extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the issuer’s growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when it believes there are more attractive investment opportunities, when WRIMCO believes a company’s valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Portfolio’s holding in that security or its exposure to a particular sector, or to raise cash.

The following replaces the “Management Risk” bullet point of the “Principal Investment Risks” section for Ivy Funds VIP Micro Cap Growth:

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Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.

The following replaces the “Investment Adviser” section for Ivy Funds VIP Micro Cap Growth:

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Micro Cap Growth:

Portfolio Manager

John Bichelmeyer, Portfolio Manager for WRIMCO, has managed the Portfolio since July 2015.

The following replaces the third paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Funds VIP Micro Cap Growth:

In selecting equity securities for the Portfolio, WRIMCO primarily looks for companies exhibiting extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision. In selecting securities with earnings growth potential, WRIMCO may consider such factors as a company’s competitive market position, quality of management, growth strategy, industry trends, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain or improve its current rate of growth. In seeking to achieve its investment objective, the Portfolio also may invest in equity securities of companies that WRIMCO believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors. While WRIMCO will consider companies in all sectors and industries of the market, it may invest a large percentage of its assets in a relatively limited number of sectors.

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The following replaces the sixth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Funds VIP Micro Cap Growth:

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Micro Cap Growth:

Ivy Funds VIP Micro Cap Growth: John Bichelmeyer is primarily responsible for the day-to-day management of Ivy Funds VIP Micro Cap Growth. Mr. Bichelmeyer has held his Portfolio responsibilities for Ivy Funds VIP Micro Cap Growth since July 2015. Mr. Bichelmeyer joined WRIMCO in May 2015 as a portfolio manager and serves as a portfolio manager for another investment company managed by IICO. Prior to joining WRIMCO, he served as a portfolio manager for Kornitzer Capital Management, Inc. since 2007. Mr. Bichelmeyer earned a BS in Finance from Creighton University. He is a Chartered Financial Analyst.

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